SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN VARIABLE ANNUITY FUNDS

I.              Evergreen VA Core Bond Fund (the “Fund”)

Effective December 11, 2009, the Fund is managed by Troy Ludgood, Thomas O’Connor, CFA, and Lynne A. Royer. Accordingly, the section of the Fund’s prospectuses entitled "Fund Management – Portfolio Manager(s)" is revised to reflect the following:

VA Core Bond Fund

Name/Year Joined Fund	Role	Employer	Positions over Past Five Years
Troy Ludgood/2009	Senior Portfolio Manager	Wells Capital or predecessor firm 2004-Present	Senior Portfolio Manager
Thomas O’Connor, CFA/2009	Senior Portfolio Manager	Wells Capital or predecessor firm 2000-Present	Senior Portfolio Manager
Lynne A. Royer/2009	Senior Portfolio Manager	Wells Capital or predecessor firm 1996-Present	Senior Portfolio Manager

December 11, 2009                                                                                                                               585743 (12/09)